UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 28, 2011

TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23212	36-3885440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois	60606-6622
(Address of Principal Executive Offices)	(Zip Code)

(312) 379-8397
(Registrant's Telephone Number, Including Area Code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On July 28, 2011, Telular Corporation (“Telular”) issued a press release reporting its fiscal year 2011 third quarter results. A copy of the press release is being furnished, not filed, as Exhibit 99.1 to this Current Report on Form 8-K.

On July 28, 2011, Telular held a conference call with investors to discuss Telular’s earnings and results of operations for the three months ended June 30, 2011.  A transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibits 99.1 and 99.2 contain disclosures about net income before non-cash items, which is considered a non-GAAP performance measure. Telular has chosen to provide this performance measure to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means of evaluating Telular’s operations. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other pro forma measures used by other companies.

The information in this report, being furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.                      Other Events.

On July 28, 2011, Telular announced the declaration of a regular quarterly dividend of $0.10 per share that will be payable on August 22, 2011, to shareholders of record on the close of business on August 15, 2011.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number	Description

99.1
Press Release dated July 28, 2011, providing financial update of TelularCorporation for the third quarter of fiscal year 2011 and announcing a regular quarterly dividend payable August 22, 2011, to shareholders of record on the close of business on August 15, 2011.

99.2	Transcript of the Telular Corporation July 28, 2011 Earnings Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELULAR CORPORATION

Date: August 2, 2011	By:	/s/ Jonathan Charak
Jonathan Charak
Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated July 28, 2011

Exhibit
Number	Description

99.1
Press Release dated July 28, 2011, providing financial update of TelularCorporation for the third quarter of fiscal year 2011 and announcing a regular quarterly dividend payable August 22, 2011, to shareholders of record on the close of business on August 15, 2011.

99.2	Transcript of the Telular Corporation July 28, 2011 Earnings Conference Call.